--------------------------------------------------------------------------------
             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 March 15, 2001
--------------------------------------------------------------------------------
                                   EXHIBIT C

                  FORM OF MONTHLY CERTIFICATEHOLDERS STATEMENT

                       THE CHASE MANHATTAN BANK USA, N.A.

                    Chase Manhattan Credit Card Master Trust

                                 Series 1996-3

                                               For the Distribution Date                       03/15/01

                                               For the Monthly Period                                57

Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1,
1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the
Agreement) by and between The Chase Manhattan Bank USA, N.A. (Chase) and Yasuda
Bank and Trust Company (U.S.A.), as trustee (the Trustee), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the
Chase Manhattan Credit Card Master Trust (the Trust) and the Series 1996-3 Class
A Certificates and Series 1996-3 Class B Certificates during the previous month.               03/15/01
The information which is required to be prepared with respect to the                     February, 2001
Distribution Date and with respect to the performance of the Trust during the
month (the Monthly Period) is set forth below.                                                       57
Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a Certificate). Certain
other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND
   CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL
   CERTIFICATE PRINCIPAL AMOUNT)

   A) The total amount of the distribution to Series 1996-3 Certificateholders on              03/15/01
      per $1,000 original certificate principal amount
      (1) Class A Certificateholders                                                           5.866667
      (2) Class B Certificateholders                                                           6.008333

   B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount
      (1) Class A Certificateholders                                                           0.000000
      (2) Class B Certificateholders                                                           0.000000

   C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount
      (1) Class A Certificateholders                                                           5.866667
      (2) Class B Certificateholders                                                           6.008333

[LOGO]                           (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 March 15, 2001
--------------------------------------------------------------------------------

II. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST
A)     Collections

       (1)          The aggregate amount of Collections processed with respect to the preceding Monthly Period and allocated to the Series 1996-3 Certificates was
                    equal to                                                                                   126,247,617.51

       (2)          The Payment Rate with respect to the preceding Monthly
                    Period was equal to                                                                               12.01%
                    The monthly payment rate for the 2nd preceding Monthly                                                56
                    Period was equal to                                                                               14.16%
                    The monthly payment rate for the 3rd preceding Monthly                                                55
                    Period was equal to                                                                               13.07%

       (3)a.        The aggregate amount of Collections of Principal Receivables processed with respect to the preceding Monthly Period which
                    were allocated in respect of the Series 1996-3 Certificates                               120,486,724.70

       (3)b.        The aggregate amount of Investor Defaults treated as
                    Available Principal Collections prusuant to sections 4.08 a.(iii), 4.10 (b),(e),(l)         1,746,619.55

       (4)          The aggregate amount of Collections of Finance Charge
                    Receivables processed with respect to the preceding Monthly
                    Period which were allocated in respect of the Series 1996-3 Certificates                    5,760,892.80

B)     Deficit Controlled Amortization Amount                                                                           0.00

C)     Principal Receivables in the Trust and Allocation Percentages

       (1)          The aggregate amount of Principal Receivables in the Trust as of the end of the preceding Monthly Period (represented by the Seller Interest, the Investor Interest of Series 1996-3,
                    and the Investor Interest of all other outstanding Series)                              2,714,557,392.88

       (2)          The Investor Interest as of the last day of the preceding Monthly Period

                    (a) Investor Interest                                                                   1,032,085,593.58

                    (b) Class A Investor Interest                                                             957,220,000.00

                    (c) Class B Investor Interest                                                              42,780,000.00

                    (d) Collateral Interest                                                                    32,085,593.58

       (3)          The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of Principal Receivables
                    set forth in paragraph C(1) above                                                               38.0204%

       (4)          The Class A Investor Interest set forth in paragraph C(2)(b)
                    above as a percentage of the aggregate amount of Principal
                    Receivables set forth in paragraph C(1) above                                                   35.2625%

       (5)          The Class B Investor Interest set forth in paragraph C(2)(c)
                    above as a percentage of the aggregate amount of Principal
                    Receivables set forth in paragraph C(1) above                                                    1.5759%

       (6)          The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables
                    set forth in paragraph C(1) above                                                              1.181983%

       (7)          The Class A Floating Percentage                                                                 80.9956%

       (8)          The Class B Floating Percentage                                                                 10.8596%

       (9)          The Class B Principal Percentage                                                                 3.9999%

       (10)         The Collateral Floating Percentage                                                               8.1448%


[LOGO]                           (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 March 15, 2001
--------------------------------------------------------------------------------

       (11)         The Collateral Principal Percentage                                                              6.5001%

       (12)         The Floating Allocation Percentage                                                              14.3631%

       (13)         The Principal Allocation Percentage                                                             38.9948%

D)     Portfolio Yield and Base Rate

       (1)          The annualized Portfolio Yield for the preceding Monthly Period
                    was equal to                                                                                      11.07%
                    The annualized portfolio yield for the 2nd preceding Monthly                                          56
                    Period was equal to                                                                               13.00%
                    The annualized portfolio yield for the 3rd preceding Monthly                                          55
                    Period was equal to                                                                               14.24%
                    The three month average Portfolio Yield was equal to                                              12.77%

       (2)          Base Rate for the preceding Monthly Period was equal to                                            7.83%
                    The Base Rate for the 2nd preceding Monthly                                                           56
                    Period was equal to                                                                                8.06%
                    The Base Rate for the 3rd preceding Monthly                                                           55
                    Period was equal to                                                                                8.32%

E)     Delinquent Balances
       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the preceding Monthly Period:

       Up to 29 Days
       Aggregate Account Balance                                                                              138,962,825.06
       As a Percentage of Receiveables                                                                                 4.87%

       (2) 30 - 59 Days
       Aggregate Account Balance                                                                               40,593,897.59
       As a Percentage of Receiveables                                                                                 1.42%

       (3) 60 - 89 Days
       Aggregate Account Balance                                                                               30,602,357.60
       As a Percentage of Receiveables                                                                                 1.07%

       (4) 90 or More Days
       Aggregate Account Balance                                                                               66,040,294.13
       As a Percentage of Receiveables                                                                                 2.31%

       Total
       Aggregate Account Balance                                                                              276,199,374.38
       As a Percentage of Receiveables                                                                                 9.68%

F)     Investor Default Amount

       (1)          The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during the preceding
                    Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the Series
                    1996-3 Aggregate Investor Default Amount)                                                   1,746,619.55

       (2)          The portion of the series 1996-3 Aggregate Investor Default Amount allocable
                    to the Class A Investor Interest (the Class A Investor Default Amount)                      1,414,685.59


[LOGO]                           (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 March 15, 2001
--------------------------------------------------------------------------------

       (3)          The portion of the Series 1996-3 Aggregate Investor Default Amount
                    allocable to the Class B Investor Interest (the Class B
                    Investor Default Amount)                                                                      189,675.05

       (4)          The portion of the Series 1996-3 Aggregate Investor Default Amount
                    allocable to the Collateral Investor Interest (the Collateral
                    Investor Default Amount)                                                                      142,258.92

       (5)          The annualized investor default percentage (Series 1996-3 Aggregate
                    Investor Default Amount/Investor Interest) x 12 for the preceding
                    Monthly Period was equal to                                                                        2.03%
                    The annualized investor default % for (the 2nd preceding Monthly Period), the                         56
                    Monthly Period, was equal to                                                                       2.46%
                    The annualized investor default % for (the 3rd preceding Monthly Period), the                         55
                    Monthly Period, was equal to                                                                       3.58%

G)     Investor Charge Offs

       (1)          The aggregate amount of Class A Investor Charge-Offs for the preceding
                    Monthly Period                                                                                      0.00

       (2)          The aggregate amount of Class A Investor Charge Off per $1,000 original
                    Certificate Principal Amount                                                                        0.00

       (3)          The aggregate amount of Class A Investor Charge-Offs reimbursed on the
                    Transfer Date immediately preceding the Distribution Date                                           0.00

       (4)          The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                    G(2) above, per $1,000 original Class A Certificate principal amount                                0.00

       (5)          The aggregate amount of Class B Investor Charge-Offs for such
                    Monthly Period                                                                                      0.00

       (6)          The aggregate amount of Class B Investor Charge Off per $1,000 original
                    Certificate Principal Amount                                                                        0.00

       (7)          The aggregate amount of Class B Investor Charge-Offs reimbursed on the
                    Transfer Date immediately preceding such Distribution Date                                          0.00

       (8)          The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                    G(6) above, per $1,000 original Class B Certificate principal amount                                0.00

       (9)          The aggregate amount of Investor Charge-Offs                                                        0.00

       (10)         The aggregate Investor Charge Off per $1,000 Original Certificate
                    Principal Amount                                                                                    0.00

       (11)         The aggregate amount of reimbursed Investor Charge-Offs                                             0.00

       (12)         The amount of the reimbursed Investor Charge-Offs set forth in paragraph
                    G(9) above, per $1,000 original Investor principal amount                                           0.00

H)     Shared Excess Finance Charge Collection
       The aggregate amount of shared Excess Finance Charge Collections during the
       preceding Monthly Period which were allocated to the Series 1996-3 Certificates                                  0.00

I)     Shared Principal Collections
       The aggregate amount of Shared Principal Collections during the preceding
       Monthly Period allocated to the Series 1996-3 Certificates                                                       0.00


[LOGO]                           (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
             Chase Manhattan Credit Card Master Trust Series 1996-3
                                 March 15, 2001
--------------------------------------------------------------------------------

J)     Reallocated Principal Collections

       (1)          Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A Certificates to make up deficiencies in Class
                    A Required Amount for any Monthly Period                                                            0.00

       (2)          Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies
                    in Class B Required Amount                                                                          0.00

K)     Monthly Investor Servicing Fee

       (1)          The amount of the Monthly Investor Servicing Fee payable by
                    the Trust to the Servicer for the preceding Monthly Period                                    705,807.24

       (2)          The amount of the Class A Monthly Servicing Fee payable by
                    the Trust for the preceding Monthly Period                                                    571,673.06

       (3)          The amount of the Class B Monthly Servicing Fee payable by
                    the Trust to the Servicer for the preceding Monthly Period                                     76,647.50

       (4)          The amount of the Collateral Monthly Servicing Fee payable by
                    the Trust to the Servicer for the preceding Monthly Period                                     57,486.69

L)     Collateral Interest

       (1)          The Available Collateral Interest, as of the close of Transfer Date
                    for the preceding Monthly Period was equal to                                              32,085,593.58

M)     Required Collateral Interest

       (1)          The Required Collateral interest as of the Transfer Date for the
                    preceding Monthly Period was equal to                                                      32,085,593.58

III.   THE POOL FACTOR

       A)           The Pool Factor for the Record Date for the distribution to be made on the Distribution date(which represents the ratio of the amount of the Investor
                    Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date) to the Initial
                    Investor Interest). The amount of a Certificateholders pro rata share of the Investor
                    Interest can be determined by multiplying the original denomination of the
                    Certificateholders Certificate by the Pool Factor.                                           0.96499907

                                     THE CHASE MANHATTAN BANK USA, N.A.
                                     Servicer

                                     By:_________________________
                                     Name:  Patricia Garvey
                                     Title: Vice President

                              (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION